UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2011 (February 28, 2011)

WCA Waste Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50808	20-0829917
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Riverway, Suite 1400	77056
Houston, Texas 77056	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (713) 292-2400

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A is filed as an amendment (“Amendment No. 2”) to the Current Report on Form 8-K filed by WCA Waste Corporation (“WCA”) under Items 1.01, 2.01, 3.02, 7.01 and 9.01 on March 3, 2011 (the “Initial 8-K”), as amended by Amendment No. 1 to Form 8-K filed on March 9, 2011, which disclosed the completion, on February 28, 2011, of the transactions contemplated by the Amended and Restated Equity Interest Purchase Agreement (the “Amended Purchase Agreement”), dated February 28, 2011, by and among WCA, WCA Waste Systems, Inc., (“WCA Systems”), WCA of Mississippi, LLC (“WCA Mississippi”), EWS Holdings, LLC, (“EWS Holdings”), WRH Gainesville, LLC (“WRH Gainesville”), WRH Gainesville Holdings, LLC (“WRH Gainesville Holdings”), WRH Orange City, LLC (“WRH Orange City”), EWS Central Florida Hauling, LLC (“EWS CF”), MacLand Holdings, Inc. (“MacLand Holdings”), MacLand Disposal Center, Inc. (“MacLand I”), MacLand Disposal Inc. II (“MacLand II”) and Emerald Waste Services, LLC (“EWS”).

Amendment No. 2 is being filed to include the financial information required under Item 9.01.

ITEM 9.01. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

The Audited Consolidated Financial Statements of the Central Florida Market of Waste Recyclers Holdings, LLC and Subsidiaries (“Emerald Waste”) as of and for the years ended December 31, 2010 and 2009 are attached hereto as Exhibit 99.6.  “Central Florida” represents assets located in Central Florida which include one transfer station and three hauling operations (the “Florida Companies”).

(b) Pro Forma Financial Information.

Unaudited pro forma financial information of WCA as of December 31, 2010 and 2009 is attached hereto as Exhibit 99.5.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Certified Public Accountants Carr, Riggs & Ingram, LLC.
99.1*
WCA Waste Corporation Press Release, dated March 1, 2011 (incorporated by reference to Exhibit 99.1 to the registrant’s Current Report on Form 8-K (File No. 000-50808) filed with the SEC on March 3, 2011).

99.2*	Unaudited pro forma financial information of WCA as of December 31, 2009 and September 30, 2010.
99.3*
Audited Consolidated Financial Statements of MacLand and Central Florida Markets of Waste Recyclers Holdings, LLC and Subsidiaries as of and for the year ended December 31, 2009, and for the period January 4, 2008 (inception) through December 31, 2008.

99.4*
Unaudited Consolidated Statements of Income and Cash Flows of Emerald Waste for the nine months ended September 30, 2009 and 2008, and the Unaudited Consolidated Balance Sheet of Emerald Waste as of September 30, 2009.

99.5	Unaudited pro forma financial information of WCA as of December 31, 2010 and 2009.
99.6	Audited Consolidated Financial Statements of Central Florida Markets of Waste Recyclers Holdings, LLC and Subsidiaries as of and for the years ended December 31, 2010 and 2009.

*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WCA WASTE CORPORATION

Date: October 21, 2011	By:	/s/ Charles A. Casalinova
Charles A. Casalinova
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Certified Public Accountants Carr, Riggs & Ingram, LLC.
99.1*
WCA Waste Corporation Press Release, dated March 1, 2011 (incorporated by reference to Exhibit 99.1 to the registrant’s Current Report on Form 8-K (File No. 000-50808) filed with the SEC on March 3, 2011).

99.2*	Unaudited pro forma financial information of WCA as of December 31, 2009 and September 30, 2010.
99.3*
Audited Consolidated Financial Statements of MacLand and Central Florida Markets of Waste Recyclers Holdings, LLC and Subsidiaries as of and for the year ended December 31, 2009, and for the period January 4, 2008 (inception) through December 31, 2008.

99.4*
Unaudited Consolidated Statements of Income and Cash Flows of Emerald Waste for the nine months ended September 30, 2009 and 2008, and the Unaudited Consolidated Balance Sheet of Emerald Waste as of September 30, 2009.

99.5	Unaudited pro forma financial information of WCA as of December 31, 2010 and 2009.
99.6	Audited Consolidated Financial Statements of Central Florida Markets of Waste Recyclers Holdings, LLC and Subsidiaries as of and for the years ended December 31, 2010 and 2009.

*	Previously filed.